Exhibit 99.1


                       PURCHASE AND CONTRIBUTION AGREEMENT


              This Purchase and Contribution Agreement, dated as of February 14, 2002 (this "Agreement"), is made and entered into by and among Presidio Capital Investment Company, LLC, a Delaware limited liability company ("PCIC"), certain subsidiaries of PCIC listed on the signature pages hereto (collectively with PCIC, "Seller"), NorthStar Capital Investment Corp., a Maryland corporation ("NCIC"), Shelbourne Management LLC, a Delaware limited liability company ("Management Company"), Shelbourne Properties I, Inc., a Delaware corporation ("Shelbourne I"), Shelbourne Properties II, Inc., a Delaware corporation ("Shelbourne II"), and Shelbourne Properties III, Inc., a Delaware corporation ("Shelbourne III" and, together with Shelbourne I and Shelbourne II, the "Companies" and, individually, a "Company"), Shelbourne Properties I, L.P., a Delaware limited liability company ("Shelbourne I OP"), Shelbourne Properties II, L.P., a Delaware limited liability company ("Shelbourne II OP"), and Shelbourne Properties III, L.P., a Delaware limited liability company ("Shelbourne III OP" and, together with Shelbourne I OP and Shelbourne II OP, the "OPs" and, individually, an "OP"). All capitalized terms used herein without definition shall have the meanings specified in Article I hereof.


                              W I T N E S S E T H:
                              - - - - - - - - - -

              WHEREAS, each of the Companies wishes to purchase from Seller and Seller wishes to sell to each such Company all of the Shares of such Company Seller holds;

              WHEREAS, each of the Companies, together with its the general partner of its respective OP, are parties to an advisory agreement with Management Company, dated as of April 17, 2001 (collectively the "Advisory Agreements"), and Management Company wishes to contribute the Advisory Agreements to the respective OPs in exchange for preferred operating partnership units in the OPs (collectively, the "Preferred Units"); and

              WHEREAS, the OPs are prepared to afford to PCIC the opportunity to guarantee certain indebtedness of the OPs used to refinance the Notes (collectively, the "Guarantees") and NCIC is prepared to waive its existing exemption from the REIT-related ownership limitations in the Certificates.

              NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, agreements and warranties herein contained, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

              Section 1.1 Definitions. The following terms shall have the following meanings for the purposes of this Agreement:

              "Advisory Agreements" has the meaning set forth in the recitals to this Agreement.

              "Affiliate" means, with respect to any specified Person, (1) any other Person which, directly or indirectly, controls, is under common control with, or is controlled by, such specified Person, (2) any other Person which is the beneficial owner of 50 percent or more of any class of securities of the specified Person or a Person described in clause (1) of this paragraph, and (3) any relative or spouse of the specified Person or any of the Persons contemplated in this definition; provided, however, that "Affiliates" of each Company shall not include Seller, NCIC or Management Company.

              "Agreement" has the meaning set forth in the preamble to this Agreement.

              "Business Day" means any day of the year other than (i) any Saturday or Sunday or (ii) any other day on which commercial banks located in The City of New York are required or authorized by Law to be closed for business.

              "Certificates" means the respective certificates of incorporation of the Companies.

              "Code" means the United States Internal Revenue Code of 1986, as amended.

              "Companies" and "Company" have the meanings set forth in the preamble to this Agreement.

              "Contract" means any contract, lease, commitment, understanding, sales order, purchase order, agreement, indenture, mortgage, note, bond, right, warrant, instrument, plan, permit or license, whether written or oral, which is intended or purports to be binding and enforceable.

              "GAAP" means generally accepted accounting principles as in effect in the United States of America from time to time.

              "Governmental Authority" means the government of the United States of America or any foreign country or any state or political subdivision thereof and any entity, body or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

              "Guarantees" has the meaning set forth in the recitals to this Agreement.

              "Indemnified Parties" has the meaning set forth in Section 5.1(b).

              "Law" means any law, statute, regulation, ordinance, rule, order, decree, judgment, consent decree, settlement agreement or governmental requirement enacted, promulgated, entered into, agreed or imposed by any Governmental Authority.

              "Lien" means any mortgage, lien, charge, restriction, pledge, security interest, option, lease or sublease, claim, proxy, right of any third party, easement, encroachment or encumbrance.

              "Loan Documents" means, as to any OP, collectively the Notes, the Security Agreements and the Mortgages being entered into or to be entered into by such OP.

              "Management Company" has the meaning set forth in the preamble to this Agreement.

              "Mortgages" means the mortgages to be entered into pursuant to
Section 5.6 hereof to secure the OPs' obligations under the Notes and under
Section 5.3 of this Agreement.

              "NCIC" has the meaning set forth in the preamble to this Agreement.

              "Notes" means, collectively, the Secured Promissory Notes being issued by the OPs on the date hereof as initial distributions under the Preferred Units.

              "OP" and "OPs" have the meanings set forth in the preamble to this Agreement

              "PCIC" has the meaning set forth in the preamble to this Agreement.

              "Person" means any individual, corporation, proprietorship, firm, partnership, limited liability company, limited partnership, trust, association or other entity, including a government or government department, agency or instrumentality.

              "Preferred Units" has the meaning set forth in the recitals to this Agreement.

              "Related Agreements" means any Contract which is being entered into or is to be entered into pursuant to this Agreement. The Related Agreements executed by a specified Person shall be referred to as "such Person's Related Agreements," "its Related Agreements" or another similar expression.

              "REIT" means a real estate investment trust within the meaning of
Section 856 of the Code.

              "Security Agreements" means the Security Agreements being entered into by the OPs on the date of this Agreement to secure the OPs' obligations under the Notes and under Section 5.3 of this Agreement.

              "Seller" means PCIC, together with those of its Subsidiaries listed on the signature pages hereto and the obligations of all such Persons shall be joint and several.

              "Shares" means, the shares of common stock, par value $0.01 per share, of each Company set forth on Schedule 2.2(a) hereto.

              "Special Committees" means the special committees of the boards of directors of the Companies established on November 20, 2001.

              "Subsidiary" means, with respect to any Person at any time, (a) any other Person the accounts of which would be consolidated with those of such first Person in its consolidated financial statements as of such time under GAAP consistently applied and (b) any other Person, at least a majority of the voting power of which shall at the time be owned, directly or indirectly, by the first Person and/or by one or more direct or indirect Subsidiaries of such first Person.

              "Taxes" means all taxes, charges, fees, duties, levies or other assessments, including income, gross receipts, net proceeds, ad valorem, turnover, real and personal property (tangible and intangible), sales, use, franchise, excise, value added, stamp, leasing, lease, user, transfer, fuel, excess profits, occupational, interest equalization, windfall profits, severance, employee's income withholding, other withholding (including, without limitation, dividend withholding and withholding required under Sections 1445 and 1446 of the Code), unemployment and Social Security taxes, which are imposed by any Governmental Authority, and such term shall include any interest, penalties or additions to tax attributable thereto.

              "Transaction Agreements" mean, collectively, this Agreement, the Loan Documents, the Preferred Units and the Guarantees.

              Section 1.2 Other Interpretive Provisions.

                   (a) Except as otherwise specified herein, all references herein (i) to any Person shall be deemed to include such Person's successors and assigns and (ii) to any applicable law defined or referred to herein shall be deemed references to such applicable law or any successor applicable law as the same may have been or may be amended or supplemented from time to time.

                   (b) When used in this Agreement, the words "herein", "hereof" and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Article", "Section", "Schedule" and "Exhibit" shall refer to Articles and Sections of, and Schedules and Exhibits to, this Agreement unless otherwise specified.

                   (c) Whenever the context so requires, the neuter gender includes the masculine or feminine, the masculine gender includes the feminine, and the singular number includes the plural, and vice versa.

                   (d) Any item or list of items set forth following the word "including", "include" or "includes" is set forth only for the purpose of indicating that, regardless of whatever other items are in the category in which such item or items are "included", such item or items are in such category, and shall not be construed as indicating that the items in the category in which such item or items are "included" are limited to such items or to items similar to such items.

                   (e) Captions to Articles, Sections and subsections of, and Schedules and Exhibits to, this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or in any way affect the meaning or construction of any provision of this Agreement.

                   (f) Except as otherwise specified therein, terms that are defined herein that are used in any other Transaction Agreement, certificates, opinions and other documents delivered in connection herewith shall have the meanings ascribed to them herein and such documents shall be otherwise interpreted in accordance with the provisions of this Section 1.2.



                                   ARTICLE II

                          PURCHASE AND SALE OF SHARES;
                       CONTRIBUTION OF ADVISORY AGREEMENTS

              Section 2.1 Purchase and Sale of Shares; Contribution of Advisory Agreements. Subject to the terms and conditions of this Agreement, (i) Seller is hereby selling to each Company the Shares of such Company, free and clear of all Liens, and each Company is hereby purchasing all such Shares, and (ii) Management Company is hereby contributing to each OP the Advisory Agreement to which such OP's general partner and limited partner are parties, free and clear of all Liens. It is agreed and understood that, notwithstanding such contribution, Management Company shall retain the right to receive reimbursement for all expenses incurred prior to the date of this Agreement in connection with its performance under the Advisory Agreements for which it is entitled to reimbursement by the terms thereof and which have not been previously reimbursed and shall retain its indemnification rights thereunder as provided in Section 5.1(b) hereof. The Companies and the OPs agree that all reimbursements shall be made promptly upon delivery by Management Company of requests therefor in accordance with past practice.

              Section 2.2 Payment of Purchase Price and Accrued Management Fees; Issuance of Preferred Units.

                   (a) In consideration for its purchase of Shares, each Company is today paying to Seller the amount set forth on Schedule 2.2(a) hereto across from the name of such Company, such payment being made by means of a wire transfer of immediately available funds to the bank accounts designated by Seller.

                   (b) In consideration of Management Company's contribution of the Advisory Agreements, each OP is (i) today issuing to Management Company Preferred Units with the aggregate initial liquidation amount set forth on
Schedule 2.2(b) hereto across from the name of such OP and (ii) today paying all accrued and unpaid management fees, and reimbursement for all presently determinable reimbursable and documented expenses, under the Advisory Agreement being contributed to such OP. Each OP agrees that as an initial distribution under its Preferred Units it is today issuing to Management Company, as the initial holder of such Preferred Units, a Note in the principal amount set forth on Schedule 2.2(b) attached hereto across from the name of such OP. The Companies and the OPs agree that Management Company may transfer the Notes and/or the Preferred Units to any of its Affiliates and that any such transferee of Notes and/or Preferred Units shall acquire them subject to Management Companies' rights and obligations under this Agreement and the Loan Documents, including without limitation the right to receive the Reacquisition Price; provided, however, that any such transfer of the Preferred Units shall be made in accordance with the terms and conditions of the applicable Agreement of Limited Partnership.


                                  ARTICLE III

              REPRESENTATIONS AND WARRANTIES OF SELLER, MANAGEMENT
                                COMPANY AND NCIC

              Each of Seller, Management Company and NCIC represents and warrants to the Companies, as of the date of this Agreement, as follows (it being understood and agreed that each such representation and warranty is being made individually by Seller, Management Company and NCIC only as to itself and not jointly and that Sections 3.7 and 3.8 are being made solely by Management Company):

              Section 3.1 Organization, Standing and Power. It is duly organized, validly existing and in good standing under the laws of the state of its organization, and has all requisite power and authority to enter into this Agreement and any other Transaction Agreements to which it is a party and perform its obligations hereunder and thereunder.

              Section 3.2 Due Authorization and Validity. The execution, delivery and performance by it of this Agreement and any other Transaction Documents to which it is a party have been duly and validly approved by all requisite action and no other actions or proceedings on its part are necessary to authorize this Agreement, any other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby. It has duly and validly executed and delivered this Agreement and any other

Transaction Agreements to which it is a party being entered into as of the date of this Agreement. This Agreement and any other Transaction Agreements to which it is a party constitute (or when executed and delivered will constitute) its legal, valid and binding obligations, in each case enforceable in accordance with their respective terms.

              Section 3.3 Consents and Approvals; Authority Relative to this Agreement.

                   (a) Except for filings required by the securities laws, no consent, authorization or approval of, filing or registration with, or cooperation from, any Governmental Authority or any other Person not a party to this Agreement is necessary in connection with the execution, delivery and performance by it of this Agreement or any other Transaction Agreements to which it is a party or the consummation by it of the transactions contemplated hereby or thereby.

                   (b) The execution, delivery and performance by it of this Agreement and any other Transaction Agreements to which it is a party and any actions contemplated herein or therein to be taken by it do not and will not, and the consummation by it of the transactions contemplated hereby and thereby does not and will not, (i) violate any Law; (ii) violate or conflict with, result in a breach or termination of, constitute a default or give any third party any additional right (including a termination right) under, permit cancellation of, result in the creation of any Lien upon any of its assets or properties under, or result in or constitute a circumstance which, with or without notice or lapse of time or both, would constitute any of the foregoing under, any material Contract to which it is a party or by which it or any of its assets or properties are bound; (iii) permit the acceleration of the maturity of any of its material indebtedness or indebtedness secured by its respective assets or properties; or (iv) violate or conflict with any provision of any of its certificate of incorporation, charter, bylaws or similar organizational instruments.

              Section 3.4 Shares. Seller owns (legally and beneficially) the number of the Shares set forth on Schedule 2.2(a) hereto and all such Shares are free and clear of any and all Liens (except for Liens related to Taxes related to periods prior to the date of this Agreement and not yet due and payable). Except for the ownership of such Shares by Seller and for the Preferred Units being acquired hereunder, none of Seller, NCIC nor any of their respective Affiliates own any securities of any of the Companies or any of their respective Subsidiaries.

              Section 3.5 Advisory Agreements. Each Advisory Agreement (a) is valid and binding on the parties thereto, (b) is freely assignable to each OP without penalty or other adverse consequences and (c) upon consummation of the transactions contemplated by this Agreement and the other Transaction Agreements, shall continue in full force and effect without penalty or other adverse consequence. Management Company is not in breach of, or default under, any Advisory Agreement. Management Company's rights and interests under each Advisory Agreement are unencumbered.

              Section 3.6 Brokers. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by it or on its behalf.

              Section 3.7 REIT Status. During the period from each Company's inception to immediately prior to the date of this Agreement, each Company has qualified as a real estate investment trust within the meaning of section 856(a) of the Code.

              Section 3.8 Five or Fewer Test. Immediately before and immediately after the date of this Agreement, not more than 50 percent in value of the outstanding Shares of each Company have been or will be owned directly or indirectly, actually or constructively (within the meaning of section 542(a)(2) of the Code, as modified by section 856(h) of the Code), by five or fewer individuals (or entities treated as individuals for purposes of section 856(h) of the Code).



                                   ARTICLE IV

           REPRESENTATIONS AND WARRANTIES OF THE COMPANIES AND THE OPS

              The Companies and the OPs represent and warrant to Seller, Management Company and NCIC, as of the date of this Agreement, as follows (it being understood and agreed that each such representation and warranty is being made individually by each Company and OP only as to itself and not jointly):

              Section 4.1 Organization, Standing and Power. It is duly organized and validly existing under the laws of the state of its organization, and has all requisite power and authority to enter into this Agreement and any other Transaction Agreements to which it is a party and perform its obligations hereunder and thereunder.

              Section 4.2 Due Authorization and Validity. The execution, delivery and performance by it of this Agreement and any other Transaction Agreements to which it is a party have been duly and validly approved by all requisite action and no other actions or proceedings on its part are necessary to authorize this Agreement, any other Transaction Agreements to which it is a party and the transactions contemplated hereby and thereby. It has duly and validly executed and delivered this Agreement and any other Transaction Agreements to which it is a party being entered into as of the date of this Agreement. This Agreement and any other Transaction Agreements to which it is a party constitute (or when executed and delivered will constitute) its legal, valid and binding obligations, in each case enforceable in accordance with their respective terms. The Companies have provided to Seller copies of the resolutions of the Special Committees recommending approval by the Companies' Boards of Directors of this Agreement and the other Transaction Agreements and the consummation of the transactions contemplated hereby and thereby, and all such resolutions remain in full force and effect.

The Preferred Units, when issued in accordance with the terms hereof, will be fully paid and nonassessable.

              Section 4.3 Consents and Approvals; Authority Relative to this Agreement. The execution, delivery and performance by it of this Agreement and any other Transaction Agreements to which it is a party and any actions contemplated herein or therein to be taken by it do not and will not, and the consummation by it of the transactions contemplated hereby and thereby does not and will not, violate or conflict with any provision of any of its certificate of incorporation, charter, bylaws or similar organizational instruments.

              Section 4.4 Brokers. No broker, investment banker, financial advisor or other person, other than Houlihan Lokey Howard & Zukin Capital, the fees and expenses of which will be paid by the Companies, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Companies. The Companies have furnished to Seller a true and complete copy of all agreements between the Companies and Houlihan Lokey Howard & Zukin Capital relating to the transactions contemplated hereby.

              Section 4.5 Opinion of Financial Advisor. Each Special Committee has received the opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc., dated the date of this Agreement, to the effect that, as of such date, the consideration to be paid by such Company and its OP to Management Company and Seller in exchange for the Shares and the contribution of the respective Advisory Agreements (including the distribution of the Notes by the OP) is fair to such Company from a financial point, signed copies of which opinions have been delivered to Seller.



                                    ARTICLE V

                                    COVENANTS

              Section 5.1 Directors and Officers; Indemnification and D&O Insurance.

                   (a) Each of the individuals listed on Schedule 5.1 has submitted his resignation from his positions as directors and/or officers of the Companies and their Subsidiaries, effective as of the consummation of the transactions contemplated by Section 2.2(a) hereof, except that W. Edward Scheetz will continue as a director of the Companies and Dallas E. Lucas will continue as interim Treasurer of each Company. Seller shall cause W. Edward Scheetz to resign from his positions as directors of the Companies not later than the Companies' 2003 annual meetings of shareholders.

                   (b) The Companies and the OPs agree that all, to the fullest extent permitted under Law, rights to indemnification under their respective organizational documents, indemnification or other agreements, the Advisory Agreements or by Law for acts or omissions occurring prior to the date of this Agreement now existing in favor of Management Company, the persons identified on
Schedule 5.1 hereto or any other directors, officers, employees, members or other Affiliates of NCIC in their respective capacities as current or former directors or officers of any of the Companies or their respective Subsidiaries (the "Indemnified Parties") as provided in their respective organizational documents, indemnification or other agreements, Advisory Agreements or by Law shall survive the transactions occurring under the Transaction Agreements and shall continue in full force and effect in accordance with their terms until the expiration of the applicable statute of limitations (provided, that in the event any claim or claims are asserted or made prior to the expiration of all applicable statutes of limitation, all rights to indemnification in respect of any such claim or claims shall continue until disposition of any and all such claims). The Companies and the OPs shall pay all expenses, including reasonable attorneys' fees, that may be incurred by any of the Indemnified Parties in successfully enforcing the indemnity and other obligations provided for in this
Section 5.1(b)

                   (c) The Companies shall cause to be maintained for a period of not less than six years from the date of this Agreement directors' and officers' insurance and indemnification policies covering those Persons who are currently covered by the Companies' directors' and officers' insurance policies that are on terms comparable to such existing coverage; provided, however, that no Company shall be required to expend pursuant to this Section 5.1(c) more than an annual amount equal to 200% of the current annual premiums paid by such Company for such existing insurance.

              Section 5.2 Transition Services. PCIC agrees to provide the transition services set forth on Schedule 5.2 hereto for a period of up to one year from the date of this Agreement, unless sooner terminated by the Companies in writing upon not less than 30 days' notice (the "Services Term"). The Companies and the OPs shall pay for such services a fee of $83,300 per month (to be allocated among them as they shall determine), payable in advance for the first month on the date of this Agreement and payable in advance for subsequent months on the 12th day of each calendar month (or next preceding Business Day if the 12th is not a Business Day). In performing such transition services, PCIC shall be entitled to receive reimbursement for all expenses to the extent that such expenses would have been reimbursable to Management Company under the Advisory Agreements. The OPs agree that all reimbursements shall be made promptly upon delivery by PCIC of requests therefor in accordance with past practice under the Advisory Agreements. The Companies and the OPs confirm and acknowledge that they, and not Management Company or its Affiliates, are the parties under and responsible for the Property Management Agreements (the "Property Management Agreements") with Kestrel Management, L.P. ("Kestrel"). PCIC agrees to cooperate with the Companies and the OPs in seeking Kestrel's agreement to amend the Property Management Agreements to permit the termination thereof on 30 days' notice by the Companies and the OPs without penalty or premium.

              Section 5.3 Put and Call of the Preferred Units. Each OP shall have the right at any time to reacquire the Preferred Units issued by such OP at a price equal to the sum of (a) the initial liquidation preference thereof, (b) any accrued and unpaid distributions thereon through the date of reacquisition and (c) if such reacquisition shall occur prior to the fifth anniversary of the date of this Agreement, the additional amount indicated opposite such OP's name on Schedule
5.3 hereto. Management Company or its transferee shall have the right at any time to cause each OP to reacquire the Preferred Units issued by such OP at a price equal to the sum of (a) the initial liquidation preference thereof, (b) any accrued and unpaid distributions thereon through the date of reacquisition and (c) in the event that a "Put Premium Event" (as defined below) shall have occurred, the additional amount indicated opposite such OP's name on Schedule
5.3 hereto; provided, that if a Put Premium Event shall occur, Management Company or such transferee shall be deemed to have exercised such put simultaneously with the occurrence of such Put Premium Event. The amount so required to be paid under either of the two immediately preceding sentences is the "Reacquisition Price". The payment by each OP of the Reacquisition Price shall be made in cash within fifteen Business Days following written notice of an election by such OP pursuant to the first sentence of this Section 5.3, or an election by Management Company or such transferee pursuant to the second sentence of this Section 5.3, or the occurrence of a Put Premium Event, whichever is the earliest to occur. Except as expressly provided herein, the Companies and the OPs agree that they will not amend or terminate the Advisory Agreements and the OPs agree that they will not distribute, transfer or otherwise dispose of the Advisory Agreements or any rights therein until such time as the Preferred Units shall have been acquired by the OPs as contemplated by this Section 5.3; provided, that, with five Business Days' prior written notice to Management Company, the Companies and the OPs may amend the Advisory Agreements if the Companies deliver to Management Company at the time of such notice an opinion of counsel upon which Management Company is expressly permitted to rely from a nationally recognized law firm that such amendment, by itself, would not be treated as a disposition or distribution of such Advisory Agreements for United States federal income tax purposes. A "Put Premium Event" shall mean the earliest to occur of (a) a breach by any of the Companies or the OPs of the immediately preceding sentence, (b) a failure of any OP to repay its Note at or prior to its "Maturity Date" (as defined in such Notes) or the occurrence of an "Event of Default" (as defined in the Notes) under any of the Notes or (c) a failure of any of the Companies or the OPs to comply with Section
5.5 or 5.6 hereof.

              Section 5.4 Surrender and Excess Stock. Each of Seller and NCIC, on behalf of itself and all other "Related Parties" (as defined in the Certificates), hereby agrees that, effective upon repayment in full of all of the Notes (the "Repayment Date"), it shall surrender, relinquish and release all rights under the Certificates to acquire or "Beneficially Own" (as defined in the Certificates) shares of their Equity Stock (as defined in the Certificates) in excess of the "Ownership Limit" (as defined in the Certificates) and agrees that, effective upon the Repayment Date, they shall be subject to the Ownership Limit and shall not have the benefit of the Related Limit (as defined in the Certificates) or of those provisions of the Certificates applicable to a Related Party. Each of Seller and NCIC, on behalf of itself and all other Related Parties, hereby acknowledges and agrees that, as a result of the surrender of the right to acquire or Beneficially Own shares of Equity Stock of the Company in excess of the Ownership Limit upon the Repayment Date, the Beneficial Ownership of any Equity Stock in excess of the

Ownership Limit shall be, and shall be deemed to be, a violation of the Ownership Limit by Seller, NCIC or any other Related Party and will, and shall be deemed to, result in the conversion of such shares in excess of the Ownership Limit into Excess Stock in accordance with the terms and conditions set forth in the Certificates. Until the earlier to occur of the Repayment Date or an "Event of Default" (as defined in each Note) under any of the Notes, each of NCIC and Seller agrees, on behalf of itself and all Related Parties, not to acquire any Equity Stock or securities convertible into or exercisable for Equity Stock.

              Section 5.5 Guarantees. The Companies and the OPs agree that, unless an OP shall have theretofore reacquired its Preferred Units and paid the Reacquisition Price as provided in Section 5.3 hereof, such OP (a) will repay its Note entirely from the proceeds of new third party borrowings which will (x) if non-recourse obligations of such OP, be collateralized by first security interests in an amount of property with a fair market value of at least 150% of the principal amount of the indebtedness being incurred, which first security interests must remain in effect on such collateral or substitute collateral of equivalent value to the collateral replaced for so long as such indebtedness shall remain outstanding, and (y) have neither recourse against nor a guarantee from the general partner of such OP or a related party to the general partner of such OP such that the general partner or such related party would be deemed to bear the economic risk of loss of such borrowings within the meaning of Treasury Regulation Section 1.752-2 (the "Refinancing Indebtedness") and (b) shall not repay any of the principal amount of such Refinancing Indebtedness unless either
(x) after giving effect to such repayment, the remaining principal amount of such Refinancing Indebtedness shall not be less than the initial principal amount of such OP's Note and, if such Refinancing Indebtedness is non-recourse to such OP, the fair market value of the Partnership's assets securing such Refinancing Indebtedness shall be at least 150% of such remaining principal amount, or (y) it shall have made arrangements satisfactory to PCIC in its sole discretion for it to continue to extend Guarantees of other indebtedness of such OP in an amount at least equal to the initial principal amount of such OP's Note. In connection with arranging such Refinancing Indebtedness, each OP will make the necessary arrangements to (a) permit PCIC, should it elect to do so in its discretion, to issue a Guarantee (in a form to be determined by PCIC provided that such form does not have adverse consequences to such OP, the Company that is a limited partner in such OP or the lenders under such Refinancing Indebtedness) as to the payment of an amount of such borrowings by such OP in an amount equal to the principal amount of the Note issued by such OP, provided, that, if such Refinancing Indebtedness is of differing levels of seniority, the Guarantees shall guarantee the most senior indebtedness, and (b) to provide PCIC with sufficient notice to enable PCIC to elect to make such a Guarantee with effect from the time of the incurrence of such Refinancing Indebtedness. NCIC, PCIC and Management Company shall cooperate and use commercially reasonable efforts to assist the Companies and the OPs in promptly obtaining the Refinancing Indebtedness, including making available to potential lenders access to such information and personnel about the Companies and its properties as are under the control of NCIC, PCIC and Management Company.

              Section 5.6 Mortgages and Security Agreement. Each OP agrees that, within five Business Days following the date of this Agreement, it will execute and deliver, or cause the relevant Subsidiary to execute and deliver, to Management Company Mortgages concerning the properties identified as to such OP on Schedule
5.6 hereto (the "Mortgage Properties") to secure on a first priority basis (subject to any Liens existing as of the date of this Agreement) such OP's obligations under the Notes and to pay the Reacquisition Price under Section 5.3 hereof. Each such Mortgage shall be in the form of Schedule 5.6 hereto with the requisite information concerning the Mortgage Property included and otherwise in proper form for recordation. Management Company shall pay all documentary, stamp, intangible and mortgage recording costs and taxes and recordation fees for the Mortgages. Management Company agrees that, in connection with the incurrence of the Refinancing Indebtedness of any OP, Management Company will, at its expense, release the Liens on, or reconvey to such OP, the Mortgage Properties covered by such OP's Security Agreement and Mortgages and will provide each such OP with all necessary and customary documentation to evidence such release or reconveyance, including, without limitation, the assignment of the Mortgages to the lenders providing the Refinancing Indebtedness. Each OP agrees, for the period from the date of this Agreement through the Repayment Date, to cause the joint venture that owns 568-578 Broadway in New York City (the "Broadway Property") not to incur any indebtedness or provide guarantees in addition to the indebtedness or guarantees outstanding on the date of this Agreement and not to grant Liens to secure indebtedness on the Broadway Property.

              Section 5.7 FIRPTA. Seller shall have delivered by the date of this Agreement to each Company a certification with respect to each Company in accordance with Section 1445(b)(2) of the Code and Treasury Regulation Section 1.1445-2(b), which certification shall be in the form attached as Schedule 5.7 hereto.


                                   ARTICLE VI

                                  MISCELLANEOUS

              Section 6.1 Expenses. Seller shall pay all expenses of Seller, NCIC and Management Company (including attorneys' fees and expenses) and the Companies shall pay all expenses of the Companies (including attorneys' fees and expenses), in each case incurred in connection with this Agreement and the other Transaction Agreements and the transactions contemplated hereby and thereby.

              Section 6.2 Amendment. This Agreement may be amended, modified or supplemented from time to time but only in writing signed by each of the parties hereto.

              Section 6.3 Notices. Any notice, request, instruction or other document to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given, when received:

                   (i) If to Seller, Management Company or NCIC, addressed as follows:

              Presidio Capital Investment Company, LLC
              c/o NorthStar Capital Investment Corp.
              527 Madison Avenue, 16th floor
              New York, New York 10022
              Attention: Richard J. McCready, Esq.
              Facsimile No.: (212) 319-4557

              with a copy to:

              Skadden, Arps, Slate, Meagher & Flom LLP
              Four Times Square
              New York, New York 10036-6522
              Attention: Randall H. Doud
              Facsimile No.: (212) 735-2000

                   (b) If to any of the Companies and the OPs, addressed to such individual Company or OP as follows:

              c/o Shearman & Sterling
              599 Lexington Avenue
              New York, New York 10022-6030
              Attention: Peter D. Lyons; Christa A. D'Alimonte
              Facsimile No.: (212) 848-7179,

              or to such other individual or address as a party hereto may designate for itself by notice given as herein provided.

              Section 6.4 Waivers. The failure of a party hereto at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

              Section 6.5 Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original, but all of which together shall constitute one and the same instrument.

              Section 6.6 Interpretation. Consummation of the transactions contemplated herein shall not be deemed a waiver of a breach of or inaccuracy in any representation, warranty or covenant or of any party's rights and remedies with regard thereto. No specific representation, warranty or covenant contained herein shall limit the generality or applicability of a more general representation, warranty or covenant contained herein. A breach of or inaccuracy in any representation, warranty or covenant shall not be affected by the fact that any more general or less general representation, warranty or covenant was not also breached or inaccurate.

              Section 6.7 Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without giving effect to the principles of conflicts of law thereof.

              Section 6.8 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective estates, heirs, legal representatives, successors and assigns; provided, however, that no assignment of any rights or obligations shall be made by any party hereto without the written consent of each other party hereto.

              Section 6.9 No Third-Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and, to the extent provided herein, their respective estates, heirs, successors, Affiliates and their respective directors, officers, employees, agents and representatives, and no provision of this Agreement other than Section 5.1 shall be deemed to confer upon other third parties any remedy, claim, liability, reimbursement, cause of action or other right.

              Section 6.10 Further Assurances. Upon the reasonable request of the Companies and the OPs, Seller and Management Company shall, and shall cause any of their Affiliates to, execute and deliver to the Companies such other documents, releases, assignments and other instruments as may be required to effectuate completely the transfer and assignment to the Companies of, and to vest fully in the Companies title to, the Shares, and in the OPs title to the Advisory Agreements and to otherwise carry out the purposes of this Agreement.

              Section 6.11 Severability. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

              Section 6.12 Remedies Cumulative. Unless otherwise specified, the remedies provided in this Agreement shall be cumulative and shall not preclude the assertion or exercise of any other rights or remedies available by law, in equity or otherwise.

              Section 6.13 Entire Understanding. This Agreement and any party's Related Agreements set forth the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understandings among the parties.

              Section 6.14 Jurisdiction of Disputes; Waiver of Jury Trial. In the event any party to this Agreement commences any litigation, proceeding or other legal action in connection with or relating to this Agreement, any Related Agreement or any matters described or contemplated herein or therein, with respect to any of the matters described or contemplated herein or therein, the parties to this Agreement hereby (a) agree under all circumstances absolutely and irrevocably to institute any litigation, proceeding or other legal action in a court of competent jurisdiction located within the Borough of Manhattan in The City of New York, New York, whether a state or federal court; (b) agree that in the event of any such litigation, proceeding or action, such parties will consent and submit to personal jurisdiction in any such court described in clause (a) of this Section
6.14 and to service of process upon them in accordance with the rules and statutes governing service of process (it being understood that nothing in this Section 6.14 shall be deemed to prevent any party from seeking to remove any action to a federal court in the Borough of Manhattan in The City of New York, New York); and (c) agree to waive to the full extent permitted by law any objection that they may now or hereafter have to the venue of any such litigation, proceeding or action in any such court or that any such litigation, proceeding or action was brought in an inconvenient forum.

              Section 6.15 Seller. In dealing with Seller, the Companies may always deal solely and directly with PCIC and make any payments or perform any obligations to or as instructed by PCIC, in full satisfaction of any of the Companies' obligations to any person included in Seller.

              Section 6.16 REIT Qualification. No provision in this Agreement shall be construed or interpreted in a manner that would adversely affect the qualification of any Company as a real estate investment trust within the meaning of section 856(a) of the Code.

            [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.



                                  PRESIDIO CAPITAL INVESTMENT COMPANY, LLC


                                  By: /s/ David T. Hamamoto
                                     -------------------------------------------
                                  Name:   David T. Hamamoto
                                  Title:


                                  MILLENNIUM FUNDING I LLC

                                  By: PRESIDIO CAPITAL INVESTMENT
                                  COMPANY, LLC, its Sole Member


                                  By: /s/ David T. Hamamoto
                                     -------------------------------------------
                                  Name:   David T. Hamamoto
                                  Title:


                                  MILLENNIUM FUNDING II LLC


                                  By: PRESIDIO CAPITAL INVESTMENT
                                  COMPANY, LLC, its Sole Member


                                  By: /s/ David T. Hamamoto
                                     -------------------------------------------
                                  Name:   David T. Hamamoto
                                  Title:


                                  MILLENNIUM FUNDING III LLC

                                  By: PRESIDIO CAPITAL INVESTMENT
                                  COMPANY, LLC, its Sole Member


                                  By: /s/ David T. Hamamoto
                                     -------------------------------------------
                                  Name:   David T. Hamamoto
                                  Title:

                                  MILLENNIUM FUNDING IV LLC

                                  By: PRESIDIO CAPITAL INVESTMENT
                                  COMPANY, LLC, its Sole Member


                                  By: /s/ David T. Hamamoto
                                     -------------------------------------------
                                  Name:   David T. Hamamoto
                                  Title:


                                  SHELBOURNE MANAGEMENT LLC

                                  By: PRESIDIO CAPITAL INVESTMENT
                                  COMPANY, LLC, its Sole Member


                                  By: /s/ David T. Hamamoto
                                     -------------------------------------------
                                  Name:   David T. Hamamoto
                                  Title:


                                  NORTHSTAR CAPITAL INVESTMENT CORP.


                                  By: /s/ David T. Hamamoto
                                     -------------------------------------------
                                  Name:   David T. Hamamoto
                                  Title:


                                  SHELBOURNE PROPERTIES I, INC.


                                  By: /s/ Michael T. Bebon
                                     -------------------------------------------
                                  Name:   Michael T. Bebon
                                  Title:


                                  SHELBOURNE PROPERTIES II, INC.


                                  By: /s/ Michael T. Bebon
                                     -------------------------------------------
                                  Name:   Michael T. Bebon
                                  Title:

                                  SHELBOURNE PROPERTIES III, INC.


                                  By: /s/ Michael T. Bebon
                                     -------------------------------------------
                                  Name:   Michael T. Bebon
                                  Title:


                                  SHELBOURNE PROPERTIES I, L.P.

                                  By: SHELBOURNE PROPERTIES I GP, LLC., its
                                  General Partner

                                  By: SHELBOURNE PROPERTIES I, INC., its
                                  Sole Member


                                  By: /s/ Michael T. Bebon
                                     -------------------------------------------
                                  Name:   Michael T. Bebon
                                  Title:


                                  SHELBOURNE PROPERTIES II, L.P.


                                  By: SHELBOURNE PROPERTIES II GP, LLC., its
                                  General Partner

                                  By: SHELBOURNE PROPERTIES II, INC., its
                                  Sole Member


                                  By: /s/ Michael T. Bebon
                                     -------------------------------------------
                                  Name:   Michael T. Bebon
                                  Title:


                                  SHELBOURNE PROPERTIES III, L.P.

                                  By: SHELBOURNE PROPERTIES III GP, INC.,
                                  its General Partner


                                  By: /s/ Michael T. Bebon
                                     -------------------------------------------
                                  Name:   Michael T. Bebon
                                  Title:

                                                                Schedule 2.2(a)

                              List of Cash Amounts

         Defined Terms: For the purposes of this Schedule 2.2(a), the following terms shall have the following meanings.

         "MF-I" means Millennium Funding I LLC, a Delaware limited liability company.

         "MF-II" means Millennium Funding II LLC, a Delaware limited liability company.

         "MF-III" means Millennium Funding III LLC, a Delaware limited liability company.

         "MF-IV" means Millennium Funding IV LLC, a Delaware limited liability company.


--------------------------------------------------------------------------------
                    MF-I     MF-II    MF-III     MF-IV     Total    Cash Amounts
                                                          Shares
--------------------------------------------------------------------------------
Shelbourne I       10,053   413,850     -0-        -0-     423,903   $14,303,060
--------------------------------------------------------------------------------
Shelbourne II       5,884     -0-     337,240      -0-     343,124   $17,866,603
--------------------------------------------------------------------------------
Shelbourne III     16,410     -0-       -0-      368,816   385,226   $11,830,337
--------------------------------------------------------------------------------

                                                                 Schedule 2.2(b)

      List of Principal Amounts of the Notes and Numbers of Preferred Units
      ---------------------------------------------------------------------


--------------------------------------------------------------------------------
                               Principal Amount       Number of Preferred Units
                               of Note Issued to      (Liquidation Preference)
                               Management Company       Issued to Management
                                                              Company
--------------------------------------------------------------------------------
Shelbourne Properties I L.P.      $18,939,737         812.674 Units ($812,674)
--------------------------------------------------------------------------------
Shelbourne Properties II L.P.     $23,658,488       1,015.148 Units ($1,015,148)
--------------------------------------------------------------------------------
Shelbourne Properties III L.P.    $15,665,421         672.178 Units ($672,178)
--------------------------------------------------------------------------------

                                                                    Schedule 5.1


        List of NCIC Employees Who Are Current Directors and/or Officers
        ----------------------------------------------------------------

o   Peter W. Ahl;
o   David T. Hamamoto;
o   Steven B. Kauff;
o   David G. King, Jr.;
o   Dallas E. Lucas; and
o   W. Edward Scheetz.

                                                                    Schedule 5.2



                           List of Transition Services
                           ---------------------------



Accounting

Asset Management

Investor Services

Treasury & Cash Management

                                                                    Schedule 5.3



            Schedule of Amounts to be Included in Reacquisition Price


              For purposes of the following schedule, "Q1" shall be deemed to be the period from February 14, 2002 through May 13, 2002, and succeeding Quarters shall be deemed to commence on the day following the end of the preceding "Quarter" and end on the 13th day of the third calendar month following the calendar month in which the preceding Quarter ends.


--------------------------------------------------------------------------------
                                                     Prepayment Penalty
                     Quarter                          ($ in thousands)
--------------------------------------------------------------------------------
                        Q1                                 $20,186
--------------------------------------------------------------------------------
                        Q2                                 $18,838
--------------------------------------------------------------------------------
                        Q3                                 $17,531
--------------------------------------------------------------------------------
                        Q4                                 $16,265
--------------------------------------------------------------------------------
                        Q5                                 $15,039
--------------------------------------------------------------------------------
                        Q6                                 $13,851
--------------------------------------------------------------------------------
                        Q7                                 $12,699
--------------------------------------------------------------------------------
                        Q8                                 $11,584
--------------------------------------------------------------------------------
                        Q9                                 $10,503
--------------------------------------------------------------------------------
                        Q10                                $9,457
--------------------------------------------------------------------------------
                        Q11                                $8,442
--------------------------------------------------------------------------------
                        Q12                                $7,460
--------------------------------------------------------------------------------
                        Q13                                $6,508
--------------------------------------------------------------------------------
                        Q14                                $5,585
--------------------------------------------------------------------------------
                        Q15                                $4,692
--------------------------------------------------------------------------------
                        Q16                                $3,826
--------------------------------------------------------------------------------
                        Q17                                $2,987
--------------------------------------------------------------------------------
                        Q18                                $2,175
--------------------------------------------------------------------------------
                        Q19                                $1,387
--------------------------------------------------------------------------------
                        Q20                                 $624
--------------------------------------------------------------------------------

                                                                    Schedule 5.6


              List of Properties on Which Mortgages Will Be Placed
              ----------------------------------------------------



Century Park I, San Diego, CA

Commerce Plaza I, Richmond, VA

Livonia Plaza, Livonia, MI

Loch Raven Plaza, Townson, MD

Matthews Festival, Matthews, NC

Seattle Tower, Seattle, WA

Southport, Ft. Lauderdale, FL

Sunrise Marketplace, Las Vegas, NV

Sutton Square, Raleigh, NC

Tri-Columbus - Volvo, Westerville, OH

                                                                    Schedule 5.7

                              FIRPTA CERTIFICATION



         Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Shelbourne Properties [I] [II] [III], Inc. that withholding of tax is not required upon the disposition of a U.S. real property interest by [Seller] ("Seller"), the undersigned hereby certifies the following on behalf of
Seller:

         1. Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations),

         2.   Seller's U.S. employer identification number is [           ], and

         3.   Seller's office address is:

                     c/o NorthStar Capital Investment Corp.
                         527 Madison Avenue, 16th floor
                            New York, New York 10022
                      Attention: Richard J. McCready, Esq.



         Seller understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

         Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Seller.



DATE:  February 14, 2002                           _______________________
                                                    (Authorized signatory)